Exhibit 10. 54

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”) is dated as of October 22, 2015 and is among WARREN RESOURCES, INC., a Maryland corporation (the “Borrower”), WARREN RESOURCES OF CALIFORNIA, INC., a California corporation (“Warren California”), WARREN E&P, INC., a New Mexico corporation (“Warren E&P”), WARREN MARCELLUS LLC, a Delaware limited liability company (“Warren Marcellus” and together with the Borrower, Warren California and Warren E&P, the “Pledgors”), and Cortland Products Corp., a Delaware corporation, in its capacity as Administrative Agent under the Credit Agreement described below (“Administrative Agent”).

W I T N E S S E T H

WHEREAS, the Borrower is party to that certain Second Lien Credit Agreement (as amended, restated, amended and restated, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; capitalized terms used and not otherwise defined herein shall have the respective meanings provided for in the Credit Agreement) dated as of even date herewith among the Borrower, the financial institutions or other entities from time to time party thereto (the “Lenders”) and the Administrative Agent;

WHEREAS, Warren California, Warren E&P and Warren Marcellus are Subsidiaries of the Borrower; and

WHEREAS, it is a condition precedent to the availability of such loans and other financial accommodations under the Credit Agreement that each Pledgor shall have made the pledges and granted the security interests contemplated by this Agreement in order to secure the payment and performance of the Obligations.

NOW, THEREFORE, in consideration of the foregoing, and in order to induce Lenders to make the Loans and other financial accommodations available to the Borrower under the Credit Agreement, each Pledgor hereby agrees with Administrative Agent, for its benefit and the benefit of Lenders, as follows:

1.                                      Definitions.  Capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the respective meanings provided for in the Credit Agreement.  References to “Sections” shall be to Sections of this Agreement unless otherwise specifically provided.  For purposes hereof, “including” is not limiting and “or” is not exclusive.  All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.

2.                                      Bailee for Perfection.  So long as the First Lien Agent is acting as bailee and as agent for perfection or control on behalf of the Administrative Agent pursuant to the terms of the First/Second Lien Intercreditor Agreement, any obligation of any Pledgor in this Agreement that requires delivery or control of Pledged Collateral to, or in the possession or control of such Pledged Collateral with, the Administrative Agent shall be deemed complied with and satisfied if such delivery of such Pledged Collateral is made to, or such possession or control of such Pledged Collateral is with, the First Lien Agent.

3.                                      Pledge.  To secure the payment and performance of the Obligations, each Pledgor hereby pledges to Administrative Agent, for its benefit and the benefit of the Secured Parties, and grants to Administrative Agent, for its benefit and the benefit of the Secured Parties, a security interest in, any and all right, title and interest in and to the following (the “Pledged Collateral”):

(a)                                 all of the shares of the Capital Stock, membership interests, partnership interests and all other equity interests of each corporation, limited liability company, limited partnership or other legal entity (collectively, the “Issuers” and each, an “Issuer”), identified on Exhibit A attached hereto held by each Pledgor (the “Pledged Securities”), and the certificates (if any), representing the Pledged Securities, all options, warrants and other rights to acquire additional shares of Capital Stock, membership interests, partnership interests and all other equity interests of each Issuer, and the shares, membership interests, partnership interests and other equity interests underlying such rights and all distributions, dividends (in the form of cash, securities or otherwise), cash, instruments, chattel paper and other rights, property or proceeds and products from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Securities;

(b)                                 all additional shares of the Capital Stock, membership interests, partnership interests and all other equity interests of each Issuer at any time acquired by the Pledgors in any manner, and the certificates (if any), representing such additional shares, membership interests, partnership interests and other equity interests (and any such additional shares, membership interests, partnership interests and other equity interests, with respect to which the Pledgors shall execute and deliver to Administrative Agent a pledge supplement in the form of Exhibit B attached hereto (a “Pledge Supplement”), shall constitute part of the Pledged Securities under this Agreement), together with all distributions, dividends (in the form of cash, securities or otherwise), cash, instruments, chattel paper and other rights, property or proceeds and products from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, membership interests, partnership interests and other equity interests; and

(c)                                  all proceeds of any of the foregoing.

Notwithstanding the foregoing or anything else to the contrary herein, the Pledged Collateral shall not include any Excluded Capital Stock.

“Excluded Capital Stock” shall mean (a) any Capital Stock with respect to which, in the reasonable judgment of the Lead Lenders and the Borrower, the cost or other consequences of pledging such Capital Stock shall be excessive in view of the benefits to be obtained by Administrative Agent and the Lenders therefrom, (b) solely in the case of any pledge of Capital Stock of any Foreign Subsidiary or FSHCO (in each case, that is owned directly by the Borrower or a Guarantor) to secure the Obligations, any Capital Stock that is voting stock of such Foreign Subsidiary or FSHCO in excess of 65% of the voting stock of such Subsidiary, (c) any Capital Stock to the extent the pledge thereof would be prohibited by any Requirement of Law, (d) Capital Stock of any Person other than a Subsidiary to the extent the pledge of such Capital Stock is prohibited by contractual obligations existing on the Closing Date or at the time such Capital Stock is acquired, (e) Capital Stock of any Subsidiary of a Foreign Subsidiary or FSHCO

and (f) any Capital Stock of any Subsidiary to the extent that the pledge of such Equity Interests would result in material adverse tax consequences to the Borrower or any Subsidiary as reasonably determined by the Borrower in consultation with the Lead Lenders (such consultation limited to the tax consequences of such pledge of such Capital Stock).  For the avoidance of doubt, “Capital Stock” shall include Capital Stock, membership interests, partnership interests and all other equity interests of each Issuer.

4.                                      Delivery of Pledged Collateral; UCC Financing Statements.

(a)                                 All certificates or instruments (if any), representing or evidencing any Pledged Collateral shall be delivered to and held by or on behalf of Administrative Agent (or First Lien Agent as required pursuant to the terms of the First/Second Lien Intercreditor Agreement) pursuant hereto and shall either be in suitable form for transfer by delivery, or shall be accompanied by duly executed undated instruments of transfer or assignment in blank, all in form and substance satisfactory to Administrative Agent.  Notwithstanding the preceding sentence, all Pledged Collateral must be delivered or transferred in such manner, and each Pledgor shall take all such further action as may be requested by Administrative Agent, as to permit Administrative Agent to be a “protected purchaser” to the extent of its security interest as provided in Section 8-303 of the UCC (if Administrative Agent otherwise qualifies as a protected purchaser).

(b)                                 Each Pledgor hereby authorizes Administrative Agent to file one or more UCC financing or continuation statements, and amendments thereto (or similar documents required by any laws of any applicable jurisdiction), relating to all or any part of the Pledged Collateral without the signature of such Pledgor (to the extent such signature is required under the laws of any applicable jurisdiction).

5.                                      Representations and Warranties.  Each Pledgor represents and warrants as follows:

(a)                                 Exhibit A attached hereto completely and accurately identifies, as of the Closing Date, (i) the number of issued and outstanding equity interests of each Issuer held by each Pledgor and (ii) the percentage of each Pledgor’s ownership of the aggregate issued and outstanding equity interests of each Issuer.  Each Pledged Security has been duly and validly authorized and issued to each Pledgor and, if applicable, is fully paid and non-assessable.

(b)                                 The delivery of the Pledged Securities to Administrative Agent (or First Lien Agent as required pursuant to the terms of the First/Second Lien Intercreditor Agreement) pursuant to this Agreement (and, with respect to Pledged Securities consisting of membership interests or partnership interests that are not “securities” under Article 8 of the UCC, the filing in the appropriate filing office of a UCC financing statement describing the same as collateral), is effective to create a valid and perfected second priority security interest in the Pledged Collateral, free of any adverse claim, securing the payment of the Obligations. Subject only to the consummation of the delivery described in the immediately preceding sentence (and, if applicable, the filing of a financing statement described in such sentence), Administrative Agent, for the benefit of the Secured Parties, has a valid and perfected second priority security interest in the Pledged Collateral, securing the payment of the Obligations, and such security interest is entitled to all of the rights, priorities and benefits afforded by the UCC or other applicable law as enacted in any relevant jurisdiction which relates to perfected security interests.

(c)                                  To the extent any Pledged Security consisting of either (i) a membership interest in an Issuer that is a limited liability company or (ii) a partnership interest in an Issuer that is a partnership, such Pledged Security shall, by its terms, provide that it is a “security” governed by Article 8 of the UCC.

(d)                                 This Agreement constitutes a valid and binding obligation of each Pledgor, enforceable against such Pledgor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, or similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

(e)                                  No authorization, approval or other action by, and no notice to or filing with, any domestic or foreign governmental authority or regulatory body or consent of any other Person is required for (i) the pledge and grant of a security interest by each Pledgor pursuant to this Agreement, (ii) the execution, delivery or performance of this Agreement by each Pledgor or (iii) the exercise by Administrative Agent of its rights and remedies hereunder (except as may have been taken by or at the direction of such Pledgor or Administrative Agent and except as may be required in connection with any disposition of the Pledged Collateral by laws affecting the offering and sale of securities generally).  Except for the filing of a UCC financing statement in the case of any Pledged Securities consisting of membership interests or partnership interests that are not “securities” under Article 8 of the UCC, no authorization, approval or other action by, and no notice to or filing with, any domestic or foreign governmental authority or regulatory body or consent of any other Person is required for the perfection of Administrative Agent’s security interest in the Pledged Collateral.

(f)                                   None of the Pledged Securities constitutes margin stock, as defined in Regulation T, U or X of the Board of Governors of the Federal Reserve System.

(g)                                  All information heretofore, herein or hereafter supplied to Administrative Agent by or on behalf of each Pledgor with respect to the Pledged Collateral is and will be accurate and complete in all material respects.

(h)                                 Each Pledgor has caused each Issuer to record on its books and records that the Pledged Securities are subject to the pledge and security interest created hereby.

(i)                                     All representations and warranties of each Pledgor contained in this Agreement shall survive the execution and delivery of this Agreement.

6.                                      Covenants; Further Assurances.

(a)                                 Each Pledgor shall, from time to time, at its expense, promptly execute and deliver all further instruments, documents and notices and take all further action that Administrative Agent or Lenders may reasonably request, in order to create, perfect and protect any security interest granted or purported to be granted by this Agreement or to enable Administrative Agent to exercise and enforce its rights and remedies hereunder.  Without limiting the generality of the foregoing, each Pledgor will, upon Administrative Agent or

Lenders’ request, appear in and defend any action or proceeding that may affect each Pledgor’s title to or Administrative Agent’s security interest in the Pledged Collateral.

(b)                                 Each Pledgor shall furnish to Administrative Agent, from time to time upon request, statements and schedules further identifying, updating, and describing the Pledged Collateral and such other information, reports and evidence concerning the Pledged Collateral as Administrative Agent or Lenders may reasonably request, all in reasonable detail.

(c)                                  Each Pledgor shall not change its name, type of organization or jurisdiction of organization.

(d)                                 Except as otherwise permitted herein or by the Credit Agreement, each Pledgor shall not (i) sell, assign (by operation of law or otherwise), or otherwise dispose of, or grant any option or similar right with respect to, any of the Pledged Collateral; or (ii) create or suffer to exist any Lien upon or with respect to any of the Pledged Collateral except for the Lien in favor of Administrative Agent securing the Obligations and, to the extent permitted by the Credit Agreement, Liens in favor of the First Lien Agent.  In addition, each Pledgor shall not use or permit the use of any Pledged Collateral in violation of any provision of applicable law and shall not do anything to impair the rights of Administrative Agent in any of the Pledged Collateral.

(e)                                  Except as otherwise permitted herein or by the Credit Agreement, each Pledgor agrees that it will not vote to enable, and will not otherwise permit, any Issuer to (i) issue any stock, membership interests or other securities (including any warrants, options, subscriptions or the like for the purchase of stock, membership interests or other securities), in addition to or in substitution for any of the Pledged Securities to any Person other than the Pledgors or a Wholly-Owned Subsidiary of the Pledgors or (ii) dissolve, liquidate, retire any of its stock or membership interests, reduce its capital or merge or otherwise consolidate with any other Person.

(f)                                   If, while this Agreement is in effect, the Pledgors shall become entitled to receive or shall receive any shares of Capital Stock, membership interests, partnership interests or any other equity interests of any Issuer, the Pledgors agree, in each case, to accept the same as Administrative Agent’s agent and to hold the same in trust for Administrative Agent, and to deliver the same forthwith to Administrative Agent (or First Lien Agent as required pursuant to the terms of the First/Second Lien Intercreditor Agreement) in the exact form received, with the endorsement of the Pledgors where necessary and/or with duly executed undated instruments of transfer or assignment, in blank, all in form and substance satisfactory to Administrative Agent, to be held by Administrative Agent (or First Lien Agent as required pursuant to the terms of the First/Second Lien Intercreditor Agreement), subject to the terms hereof, as part of the Pledged Securities.  Each Pledgor shall promptly deliver to Administrative Agent a Pledge Supplement, duly executed by such Pledgor, with respect to such additional equity interests.  Each Pledgor hereby authorizes Administrative Agent to attach each Pledge Supplement to this Agreement.

(g)                                  Each Pledgor shall at all times cause any membership interest or partnership interest comprising the Pledged Collateral to be a “security” within the meaning of, and to be governed by Article 8 of the UCC as in effect under the laws of any state having jurisdiction and shall not cause or permit any Issuer to “opt out” or to take any other action seeking to establish that any membership interest or partnership interest of the Pledged Collateral is not as a “security” or is not be certificated.

7.                                      [Reserved].

8.                                      Additional Pledgors.  The initial Pledgors hereunder shall be the Persons that are signatories hereto.  From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Pledgors (each an “Additional Pledgor”) by executing a Pledge Supplement in the form of Exhibit B attached hereto (or such other form as may be satisfactory to the Lead Lenders and Administrative Agent).  Upon delivery of any such Pledge Supplement to Administrative Agent, notice of which is hereby waived by Pledgors, each such Additional Pledgor shall be a Pledgor and shall be a party hereto as if such Additional Pledgor were an original signatory hereof.  Each Pledgor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Pledgor hereunder, or by any election by Administrative Agent or any Lenders not to cause any Subsidiary of the Borrower to become an Additional Pledgor hereunder.  This Agreement shall be fully effective as to any Pledgor that is or becomes a party hereto regardless of whether any such Person becomes or fails to become or ceases to be a Pledgor hereunder.

9.                                      Voting Rights; Dividends; Etc.

(a)                                 So long as no Event of Default has occurred and is then continuing:

(i)                                     Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral, or any part thereof, for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; and

(ii)                                  To the extent permitted under the Credit Agreement, each Pledgor shall be entitled to receive all distributions, dividends (in the form of cash, securities or otherwise), cash, instruments, chattel paper and other rights, property or proceeds and products from time to time received, receivable or otherwise distributed in respect of the Pledged Collateral.

(b)                                 At any time that an Event of Default has occurred and is then continuing:

(i)                                     All rights of each Pledgor to exercise voting and other consensual rights in respect of the Pledged Collateral shall immediately cease to be effective and all such voting and other consensual rights shall become vested in Administrative Agent (or First Lien Agent as provided in the First/Second Lien Intercreditor Agreement) and Administrative Agent (or First Lien Agent as provided in the First/Second Lien Intercreditor Agreement) shall thereupon have the sole right to exercise such voting and other consensual rights (including, without limitation, the right to vote in favor of, and to exchange any or all of the Pledged Collateral upon, the consolidation, recapitalization, merger or other reorganization with respect to an Issuer). In order to effect the foregoing, each Pledgor hereby grants to Administrative Agent an irrevocable proxy to vote the Pledged Collateral and, any time that an Event of Default exists, each Pledgor agrees to execute such other proxies as Administrative Agent may request; and

(ii)                                  All rights of each Pledgor to receive and retain any distributions, dividends (in the form of cash, securities or otherwise), instruments, chattel paper or other property paid or payable with respect to any of the Pledged Collateral shall immediately cease and any such distributions, dividends (in the form of cash, securities or otherwise), instruments, chattel paper or other property paid or payable with respect to any of the Pledged Collateral shall be paid to Administrative Agent (for application to the Obligations as set forth in Section 15, with respect to any cash or cash equivalents, or to be held by Administrative Agent as additional security for the Obligations, with respect to any other type of property).  Any distributions, dividends (in the form of cash, securities or otherwise), instruments, chattel paper or other property paid or payable with respect to any of the Pledged Collateral and received by each Pledgor contrary to the provisions of this Agreement, and not required to be remitted to the First Lien Agent for the payment of First Lien Debt in accordance with the First Lien Credit Agreement and the First/Second Lien Intercreditor Agreement, shall be received in trust for the benefit of Administrative Agent, shall be segregated from other assets (including, in the case of cash or cash equivalents, other funds), of the Pledgors and shall be forthwith paid to Administrative Agent (for application to the Obligations as set forth in Section 15, with respect to any cash or cash equivalents, or to be held by Administrative Agent as additional security for the Obligations, with respect to any other type of property).

10.                               Administrative Agent Appointed Attorney-in-Fact.  Each Pledgor hereby irrevocably appoints Administrative Agent, its nominee, and any other Person whom Administrative Agent may designate, as each Pledgor’s attorney-in-fact, with full power during the existence of any Event of Default, to take any action (including the completion and presentation of any proxy) and to execute any instrument that such attorney-in-fact may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to (i) receive, endorse and collect all instruments (or other property, as applicable), made payable to each Pledgor representing any distribution in respect of the Pledged Collateral or any part thereof; (ii) exercise the voting and other consensual rights pertaining to the Pledged Collateral; and (iii) sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Pledged Collateral as fully and completely as though such attorney-in-fact was the absolute owner thereof for all purposes, and to do, at such attorney-in-fact’s option and each Pledgor’s expense, at any time or from time to time, all acts and things that such attorney-in-fact deems necessary to protect, preserve or realize upon the Pledged Collateral.  Each Pledgor hereby ratifies and approves all acts of any such attorney-in-fact made or taken pursuant to this Section 10 and agrees that neither Administrative Agent nor any other Person designated as an attorney-in-fact by Administrative Agent shall be liable for any acts, omissions, errors of judgment or mistakes of fact or law (other than, and only to the extent of, such Person’s gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction).  The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Obligations have been fully paid.

11.                               Administrative Agent May Perform.  If any Pledgor fails to perform any agreement contained herein, Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of Administrative Agent incurred in connection therewith shall be payable by any Pledgor under Section 16 hereof, and be a part of the Obligations.

12.                               Limitation on Duty of Administrative Agent with Respect to the Pledged Collateral.  Beyond the safe custody thereof, each Pledgor agrees that Administrative Agent shall have no duties concerning the custody and preservation of any Pledged Collateral in its possession (or in the possession of any agent of Administrative Agent), or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto.  Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which it accords its own property.  Administrative Agent shall not be liable or responsible for any loss or damage to any of the Pledged Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent selected by Administrative Agent in good faith.  It is expressly agreed that Administrative Agent shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not Administrative Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral, but Administrative Agent may do so and all expenses incurred in connection therewith shall be payable by and for the sole account of each Pledgor.

13.                               Remedial Provisions.

(a)                                 Upon the occurrence and during the continuance of an Event of Default, Administrative Agent and its attorneys may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Pledged Collateral), and Administrative Agent may also, without demand, advertisement or notice of any kind (other than the notice specified below relating to a public or private sale), sell the Pledged Collateral or any part thereof in one or more portions at one or more public or private sales or dispositions, at any exchange, broker’s board or at any of Administrative Agent’s offices (or those of Administrative Agent’s attorneys), or elsewhere, for cash, on credit, or for future delivery, at such price or prices and upon such other terms as Administrative Agent deems advisable.  Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification of such matters; provided, that no notification need be given to such Pledgor if it has authenticated after default a statement renouncing or modifying any right to notification of sale or other intended disposition.  At any sale of the Pledged Collateral, if permitted by law, Administrative Agent may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness), for the purchase of the Pledged Collateral or any portion thereof free of any right or equity of redemption in each Pledgor.  Administrative Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given.  Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)                                 Each Pledgor recognizes that Administrative Agent may be unable to effect a public sale of all or part of the Pledged Collateral and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof.  Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the seller than if sold at public sales and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner, and that Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Issuer of such Pledged Collateral to register such securities for public sale under the Securities Act of 1933, or under any other applicable requirement of law, even if such Issuer would agree to do so. To the extent permitted by law, each Pledgor hereby specifically waives (and, as applicable, releases), any right or equity of redemption, and any right of stay or appraisal, which such Pledgor has or may have under any law now existing or hereafter enacted.

(c)                                  Each Pledgor acknowledges that neither Administrative Agent nor any of the Lenders shall be liable for any failure or delay in realizing upon or collecting the Obligations, or any guaranty thereof or collateral security therefore; and each Pledgor further acknowledges that neither Administrative Agent nor any Lender shall have any duty to take any action with respect thereto.

14.                               Remedies Cumulative.  No failure on the part of Administrative Agent to exercise, and no delay in exercising and no course of dealing with respect to, any power, privilege or right under this Agreement or any other Financing Document shall operate as a waiver thereof; nor shall any single or partial exercise by Administrative Agent of any power, privilege or right under this Agreement or any other Financing Document preclude any other or further exercise thereof or the exercise of any other such power, privilege or right.  The powers, privileges and rights in this Agreement and the other Financing Documents are cumulative and are not exclusive of any other remedies provided by law.

15.                               Application of Proceeds.  Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale or disposition of, or other realization upon, all or any part of the Pledged Collateral shall be applied in a manner consistent with the provisions of Section 8.6 of the Credit Agreement.  Any excess balance remaining shall be delivered to each Pledgor, and each Pledgor shall remain liable for any deficiency remaining unpaid after the foregoing application.

16.                               Expenses.  Without limiting each Pledgor’s obligations under the Credit Agreement or any other Financing Document, each Pledgor hereby agrees to promptly pay all fees, costs and expenses (including attorney’s fees and expenses), in connection with (a) maintaining the Pledged Collateral, (b) creating, perfecting, protecting and enforcing Administrative Agent’s Lien on the Pledged Collateral, (c) selling or otherwise disposing of the Pledged Collateral, (d) paying any amount required under any provision of applicable law (including, without limitation, Section 9-615(a)(3) of the UCC) or (e) any other matters contemplated by or arising out of this Agreement with respect to the Pledged Collateral.  If any Pledgor fails to promptly pay any portion of the above fees, costs and expenses when due or to perform any other obligation of such Pledgor under this Agreement, Administrative Agent or any Lender may, at its option, but shall not be required to, pay or perform the same and charge such Pledgor’s account for all fees, costs and expenses incurred therefor, and such Pledgor agrees to reimburse Administrative Agent or such Lender therefor on demand.  All sums so paid or incurred by Administrative Agent or any Lender for any of the foregoing, any and all other sums for which any Pledgor may become liable hereunder and all fees, costs and expenses (including attorneys’ fees, legal expenses and court costs) incurred by Administrative Agent or any Lender in enforcing or protecting any of their rights or remedies under this Agreement shall be payable on demand, shall constitute Obligations, shall bear interest until paid at the highest rate provided in the Credit Agreement and shall be secured by the Pledged Collateral. Notwithstanding the forgoing, it is understood and agreed that the expense provisions of Section 9.1 of the Credit Agreement shall be incorporated herein as is specifically set forth herein, mutatis mutandis.

17.                               Termination of Lien; Release of Pledged Collateral.  Administrative Agent and Lenders agree that upon payment in full of all Obligations, the Lien provided for hereunder shall terminate and all rights to the Pledged Collateral shall revert to each Pledgor.  Administrative Agent and Lenders further agree that upon such termination, Administrative Agent shall, at the expense of the Pledgors, execute and deliver to the Pledgors such documents as the Pledgors shall reasonably request to evidence such termination.

18.                               Changes in Writing.  No amendment, modification, termination or waiver of any provision of this Agreement shall be effective except by a written instrument executed by the affected Pledgor(s) and Administrative Agent in accordance with Section 11.5 of the Credit Agreement; provided, however, that this Agreement may be supplemented (but no existing provisions may be modified and no Collateral may be released) through agreements substantially in the form of Exhibit B, in each case duly executed by each Pledgor directly affected thereby.

19.                               Notices.  All notices, approvals, requests, demands and other communications hereunder shall be given in accordance with the notice provision of the Credit Agreement.

20.                               Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Pledgors may not assign their rights or obligations hereunder without the prior written consent of Administrative Agent.  No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to Administrative Agent, for the benefit of the Secured Parties, hereunder.

21.                               Waivers.  In addition to, and not in lieu of, any other waivers herein, each Pledgor waives to the greatest extent it may lawfully do so, and agrees that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshalling of assets, redemption or similar law, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by each Pledgor of its obligations under, or the enforcement by Administrative Agent of, this Agreement.  Each Pledgor hereby waives diligence, presentment and demand (whether for nonpayment or protest or of acceptance, maturity, extension of time, change in nature or form of the Obligations, acceptance of further security, release of further security, composition or agreement arrived at as to the amount of, or the terms of the Obligations, notice of adverse change in any Person’s financial condition or any other fact which might materially increase the risk to each Pledgor), with respect to any of the Obligations or all other demands whatsoever and waives the benefit of all provisions of law which are or might be in conflict with the terms of this Agreement.

22.                               Indemnity.  Each Pledgor hereby agrees to indemnify, pay and hold harmless Administrative Agent and the Lenders and the officers, directors, employees and counsel of Administrative Agent and the Lenders (collectively called the “Indemnitees”), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the fees and disbursements of counsel for such Indemnitee), in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitee shall be designated a party thereto and including any such proceeding initiated by or on behalf of any Pledgor or an Issuer, which may be imposed on, incurred by or asserted against such Indemnitee as a result of or in connection with this Agreement or the enforcement by Administrative Agent or any Lender of its rights and remedies hereunder, except that each Pledgor shall have no obligation hereunder to an Indemnitee with respect to any liability resulting from the gross negligence or willful misconduct of such Indemnitee, as determined by a final non-appealable judgment of court of competent jurisdiction.  To the extent that the undertaking set forth in the immediately preceding sentence may be unenforceable, each Pledgor shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all such indemnified liabilities incurred by the Indemnitees or any of them.  The obligations to indemnify and pay the Indemnitees for fees and disbursements of counsel in connection with any litigation, dispute, suit or proceeding relating to any Financing Document and in connection with any workout, collection, bankruptcy, insolvency and other enforcement proceedings under any and all Financing Documents shall be limited as provided in Section 9.1 of the Credit Agreement.  Notwithstanding the forgoing, it is understood and agreed that the indemnity provisions of Section 9.2 of the Credit Agreement shall be incorporated herein as is specifically set forth herein, mutatis mutandis.

23.                               GOVERNING LAW; SUBMISSION TO JURISDICTION.  THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.  EACH PLEDGOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO ADMINISTRATIVE AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS.  EACH PLEDGOR EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS.  EACH PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON EACH PLEDGOR BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO EACH PLEDGOR IN ACCORDANCE WITH THE PROVISIONS OF SECTION 19 HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

24.                               WAIVER OF JURY TRIAL.  EACH OF THE PLEDGORS AND ADMINISTRATIVE AGENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

25.                               Counterparts; Integration.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  Delivery of an executed signature page by facsimile or other electronic transmission (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterparty hereof.  This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

26.                               Intercreditor Agreement.  Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Administrative Agent for the benefit of the Secured Parties pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted to Wilmington Trust, National Association, as collateral agent (and its permitted successors), for the benefit of the secured parties referred to below, pursuant to the Security Agreement, dated as of May 22, 2015, (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), from the Borrower and the other “Obligors” referred to therein, in favor of Wilmington Trust, National Association, as collateral agent for the benefit of the secured parties referred to therein and other First Lien Collateral Documents (as defined in the First/Second Lien Intercreditor Agreement) and to the liens and security interests granted to any Other First Priority Lien Obligations Agent (as defined in the First/Second Lien Intercreditor Agreement) pursuant to any Other First Priority Lien Obligations Security Document (as defined in the First/Second Lien Intercreditor Agreement) (as amended, supplemented or otherwise modified from time to time), and (ii) the exercise of any right or remedy by the Administrative Agent hereunder is subject to the limitations and provisions of the First/Second Lien Intercreditor Agreement. In the event of any conflict between the terms of the First/Second Lien Intercreditor Agreement and the terms of this Agreement, the terms of the First/Second Lien Intercreditor Agreement shall govern.

27.                               Headings.  Headings and captions used in this Agreement are included for convenience of reference and shall not be given any substantive effect.

28.                               General Terms and Conditions.  In addition to and without limitation of any of the foregoing, this Agreement shall be deemed to be a Financing Document and shall otherwise be subject to all of general terms and conditions contained in Article 11 of the Credit Agreement, mutatis mutandi.

Witness the due execution hereof by the respective duly authorized officer of the undersigned as of the day first above written.

WARREN RESOURCES, INC., a Maryland
corporation, as Pledgor

By:	/s/ Stewart P. Skelly
Name:	Stewart P. Skelly
Title:	Vice President and Chief Financial Officer

WARREN RESOURCES OF CALIFORNIA, INC.,
a California corporation, as Pledgor

WARREN E&P, INC., a New Mexico corporation, as
Pledgor

WARREN MARCELLUS LLC, a Delaware limited
liability company, as Pledgor

By:	/s/ Stewart P. Skelly
Name:	Stewart P. Skelly
Title:	Vice President and Treasurer

[SIGNATURE PAGE TO PLEDGE AGREEMENT]

CORTLAND PRODUCTS CORP.,
as Administrative Agent

By:	/s/ Emily Ergang Pappas
Name: Emily Ergang Pappas
Title: Associate Counsel

[SIGNATURE PAGE TO PLEDGE AGREEMENT]

Exhibit A

Identification of Pledged Securities

Pledgor	Issuer	Class or Other Description of Pledged Securities	Certificate Number (if applicable)	Number of Pledged Securities	Total Outstanding Securities	Percentage of Total Outstanding Securities Pledged
Warren Resources, Inc.	Warren Resources of California, Inc., a California corporation	Common stock	2	100	100	100%
Warren Resources, Inc.	Warren E&P, Inc., a New Mexico corporation	Common stock	1	223,662	223,662	100%
Warren Resources, Inc.	Warren Marcellus LLC, a Delaware limited liability company	Membership interests	N/A	N/A	N/A	100%

Exhibit B

Pledge Supplement

This Pledge Supplement is dated as of                   , 20       and is provided in accordance with the terms of the Pledge Agreement referenced below.  The undersigned directs that this Pledge Supplement be attached to the Pledge Agreement, dated as of October 22, 2015, between the undersigned and Cortland Products Corp., a Delaware corporation, in its capacity as Administrative Agent (the “Pledge Agreement”; capitalized terms used and not defined herein having the meanings assigned thereto in the Pledge Agreement), and that the equity interests listed below shall be deemed to be part of the Pledged Collateral.

[The undersigned agrees by its signature below to become a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor, and the undersigned hereby agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder.]

The undersigned hereby certifies that the representations and warranties in Section 5 of the Pledge Agreement are and continue to be true and correct, both as to the shares, instruments and any other property pledged prior to this Pledge Supplement and as to the shares, instruments and any other property pledged pursuant to this Pledge Supplement.

The undersigned hereby represents and warrants that Exhibit A attached hereto completely and accurately identifies, as of the date set forth above, (i) the number of issued and outstanding equity interests of each Issuer held by the undersigned and (ii) the percentage of the undersigned’s ownership of the aggregate issued and outstanding equity interests of each Issuer.  Each Pledged Security has been duly and validly authorized and issued to the undersigned and, if applicable, is fully paid and non-assessable.

The undersigned further agrees that this Pledge Supplement may be attached to the Pledge Agreement and that the Pledged Securities listed on this Pledge Supplement are a part of the Pledged Securities referred to in the Pledge Agreement and shall secure all Obligations referred to in the Pledge Agreement.

This Pledge Supplement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  Delivery of an executed signature page by facsimile or other electronic transmission (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterparty hereof.  This Pledge Supplement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

THIS PLEDGE SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Any provision of this Pledge Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Pledge Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

All notices, requests and demands pursuant hereto shall be made in accordance with Section 19 of the Pledge Agreement.  All communications and notices hereunder to each party that becomes a Pledgor pursuant to this Pledge Supplement shall be given to it in care of the Borrower as contemplated by Section 11.3 of the Credit Agreement.

In witness whereof, the undersigned and Administrative Agent have duly executed this Pledge Supplement as of the date first written above.

[NAME OF PLEDGOR], a [•], as Pledgor

By:
Name:
Title:

[ ], as Administrative Agent

By:
Name:
Title:

Exhibit A to Pledge Supplement

Identification of Pledged Securities

Pledgor	Issuer	Class or Other Description of Pledged Securities	Certificate Number (if applicable)	Number of Pledged Securities	Total Outstanding Securities	Percentage of Total Outstanding Securities Pledged